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                                                                 EXHIBIT 10.6(a)

                          CLASSIC COMMUNICATIONS, INC.
                        1998 RESTRICTED STOCK AWARD PLAN
                                AWARD AGREEMENT



         THIS AGREEMENT, made as of July 29, 1998, is between CLASSIC COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and J. MERRITT BELISLE (the "Grantee").

         WHEREAS, the Board of Directors of the Company has awarded to the Grantee a total of 242,209 shares of the Company's Voting Common Stock, $0.01 par value per share (the "Restricted Stock"), subject to the restrictions set forth in the 1998 Restricted Stock Award Plan (the "Plan") and this Agreement; and

         WHEREAS, the Grantee has agreed to accept the shares of Restricted Stock awarded to the Grantee subject to the terms, conditions and restrictions set forth in the Plan and this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                   (1)                      Grantee accepts the award of
                                    242,209 shares of Restricted Stock
                                    made to Grantee by the Committee (as
                                    defined in the Plan), subject to the
                                    restrictions set forth in the Plan
                                    and which shall vest as follows:
                                    evenly on a monthly basis over three
                                    years (1/36 per month) beginning on
                                    the date hereof.

                   (2)                      Grantee certifies and agrees
                                    that the shares of Restricted Stock
                                    are being acquired by Grantee in
                                    accordance with and subject to the
                                    terms, conditions, and restrictions
                                    of the Plan, including, without
                                    limitation, Paragraphs 7 and 11
                                    thereof, and this Agreement.
                                    Grantee explicitly agrees that the
                                    shares of Restricted Stock acquired
                                    by Grantee will not be sold except
                                    pursuant to an effective
                                    registration statement under the
                                    Securities Act of 1933 (the "Act")
                                    unless the Company has received (i)
                                    an opinion of counsel satisfactory
                                    to it to the effect that such
                                    transfer does not require
                                    registration under the Act, and (ii)
                                    for any sale under Rule 144 of the
                                    Act, such evidence of compliance
                                    with that Rule as the Company shall
                                    request.  Grantee certifies that he
                                    is acquiring the Restricted Stock
                                    for his own account and not on
                                    behalf of any other person or for
                                    further distribution.

                   (3)                      Notwithstanding the
                                    provisions of the Company's Common
                                    Stock or any other agreement to the
                                    contrary, Grantee agrees that in the
                                    event of distributions with respect
                                    to the Company's Common Stock, the
                                    Grantee shall be entitled to $3.77
                                    less per share in cumulative
                                    distributions than the amount
                                    otherwise payable to other holders
                                    of Common Stock.  In the event that
                                    any dividend is distributed to the
                                    holders of Common Stock, the first
                                    $3.77 of such
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                                    cumulative dividends with respect to
                                    each of Grantee's Restricted Stock
                                    shall be withheld by the Company and
                                    instead shall be distributed totally
                                    to the other holders of Common Stock.


                   (4)                      The provisions of this
                                    Agreement shall be applicable to the
                                    Restricted Stock and to any shares
                                    or other securities of the Company
                                    or another corporation that may be
                                    acquired by the Grantee as a result
                                    of a stock dividend, stock split,
                                    recapitalization, reclassification,
                                    combination of shares, or the
                                    adjustment in the capital stock of
                                    the Company or otherwise, or as a
                                    result of a reorganization, merger,
                                    consolidation or other
                                    reorganization affecting the shares
                                    of Restricted Stock.

                   (5)                      This Agreement shall be
                                    binding upon and inure to the
                                    benefit of the Company and the
                                    Grantee, and the Company's
                                    successors and assigns.

                   (6)                      This Agreement may not be
                                    modified, amended, renewed, or
                                    terminated, nor may any term,
                                    condition, or breach of any term or
                                    condition be waived, except by a
                                    writing signed by the party or
                                    parties sought to be bound by such
                                    modification, amendment, renewal,
                                    termination or waiver.  Any waiver
                                    of any term, condition, or breach of
                                    any term or condition shall not
                                    operate as a waiver of breach of the
                                    same term or condition for the
                                    future, or of any subsequent breach.

                   (7)                      In the event of the
                                    invalidity of any part or provision
                                    of this Agreement, such invalidity
                                    shall not affect the enforceability
                                    of any other part or provision of
                                    this Agreement.


                                        CLASSIC COMMUNICATIONS, INC.


                                        By:  /s/ STEVEN E. SEACH
                                           ------------------------------------
                                                 Steven E. Seach
                                                 President


                                        /s/ J. MERRITT BELISLE
                                        ---------------------------------------
                                        J. Merritt Belisle, Grantee




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